SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant                                               [x]
Filed by a Party other than the Registrant                            [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[x]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                            WT MUTUAL FUND
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                           (Name of Registrant as Specified In Its Charter)

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                  (Name of Person(s) Filing Proxy Statement, if other than the
                  Registrant) Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         1)       Title of each class of securities to which transaction applies

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         2)       Aggregate number of securities to which transaction applies:

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         3)       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:

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         2)       Form, Schedule or Registration Statement No.:

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         3)       Filing Party:

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         4)       Date Filed:


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                                 WT MUTUAL FUND

                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890


                      WT SHORT/INTERMEDIATE BOND PORTFOLIO



                                                                October 11, 1999



Dear Shareholders:

                  We recently mailed to you a proxy statement dated September 17, 1999 (the "Proxy Statement"), for special meetings of the shareholders of WT Money Market Portfolio, WT Short/Intermediate Bond Portfolio (the "Bond Portfolio") and WT Broad Market Equity Portfolio.

                  Proposal No. 1 in the Proxy Statement asks shareholders of the Bond Portfolio to vote to approve or disapprove a new investment advisory agreement with Wilmington Trust Company ("WTC") for the Bond Portfolio. The proxy statement incorrectly states that, under the new investment advisory agreement, WTC has agreed to continue the advisory fee waiver and assumption of expenses in order to maintain the current cap on the Bond Portfolio's expenses (0.50%). UNDER THE PROPOSED INVESTMENT ADVISORY AGREEMENT, WTC HAS AGREED TO WAIVE ITS ADVISORY FEE AND/OR ASSUME THE PORTFOLIO'S EXPENSES IN ORDER TO LIMIT THE BOND PORTFOLIO'S TOTAL ANNUAL OPERATING EXPENSES TO 0.55% OF THE PORTFOLIO'S AVERAGE NET ASSETS, AS OPPOSED TO ITS CURRENT CAP OF 0.50%.


                                                              Sincerely,

                                                              Gary M. Gardner
                                                              Secretary


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                               PEPPER HAMILTON LLP
                              3000 Two Logan Square
                            Eighteenth & Arch Streets
                             Philadelphia, PA 19103


                                                                October 12, 1999


FILED VIA EDGAR

Filing Desk
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20509

Re:      DEFINITIVE ADDITIONAL PROXY MATERIALS

         WT Mutual Fund (1940 Act Filing No.:  811-8648)

Dear Sir or Madam:

         Pursuant to the requirements of Rule 14a-6(b) under the Securities Exchange Act of 1934, we have submitted electronically a definitive copy of a letter dated October 7, 1999, to the shareholders of WT Short/Intermediate Bond Portfolio, which letter supplements the proxy statement of WT Mutual Fund, dated September 17, 1999.

                                                              Very truly yours,


                                                              /s/ Brian S. Vargo
                                                              Brian S. Vargo